UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2014

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 4, 2014, RLJ Entertainment (the “Company”) dismissed BDO USA, LLP (“BDO”) as its registered public accounting firm, effective April 4, 2014.  The Company has engaged KPMG LLP (“KPMG”) as its registered public accounting firm, effective April 7, 2014. The decision to change registered public accounting firms was approved by the Audit Committee of the Company's Board of Directors.  The decision to change auditors was made in the ordinary course of the Company's business after a careful review of the Company's profile, needs and prospects.  It was determined that KPMG was better suited at this time to serve as the Company's auditors.

The audit reports of BDO on the Company’s (or its predecessor’s) financial statements for the periods of (i) January 1, 2012 to October 2, 2012 (predecessor), (ii) October 3, 2012 to December 31, 2012, and (iii) January 1, 2013 to December 31, 2013, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods of (i) January 1, 2012 to October 2, 2012 (predecessor), (ii) October 3, 2012 to December 31, 2012, (iii) January 1, 2013 to December 31, 2013, and (iv) January 1, 2014 through the date of this disclosure, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to BDO’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s (or its predecessor’s) financial statements for such years or periods.

During the periods of (i) January 1, 2012 to October 2, 2012 (predecessor), (ii) October 3, 2012 to December 31, 2012, (iii) January 1, 2013 to December 31, 2013, and (iv) January 1, 2014 through the date of this disclosure, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S–K and the related instructions to Item 304 of Regulation S-K).

During the periods of (i) January 1, 2012 to October 2, 2012 (predecessor), (ii) October 3, 2012 to December 31, 2012, and (iii) January 1, 2013 to December 31, 2013, the Company (or its predecessor) did not consult with KPMG regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (c) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S–K and the related instructions to Item 304 of Regulation S-K).

The Company has provided BDO with a copy of the foregoing disclosure.  Attached as an exhibit hereto is a copy of BDO’s letter, dated April 7, 2014, in response to the foregoing disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated April 7, 2014, from BDO USA, LLP to the United States Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: April 8, 2014	By:	/s/ ANDREW S. WILSON
Name: Andrew S. Wilson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

16.1	Letter dated April 7 2014, from BDO USA, LLP to the United States Securities and Exchange Commission